UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 13, 2007, YRC Worldwide Inc. announced that certain of its subsidiaries, including Yellow Transportation and Roadway, have reached a tentative agreement with the International Brotherhood of Teamsters on a new five-year labor contract. The existing labor contract expires March 31, 2008. The tentative contract must be ratified by the Teamster membership.

A copy of the press release announcing the tentative agreement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 13, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 13, 2007	By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 13, 2007

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